UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2010

PETROQUEST ENERGY, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-32681	72-1440714
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Kaliste Saloom Rd., Suite 6000 Lafayette, Louisiana	70508
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (337) 232-7028

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 13, 2010, PetroQuest Energy, Inc. (the “Company”) entered into agreements with the Company’s directors and executive officers (including all of the Company’s named executive officers), pursuant to which such individuals agreed to the surrender and cancellation of certain previously granted stock options to purchase shares of the Company’s common stock in order to make additional shares available under the Company’s 1998 Incentive Plan, as amended and restated effective May 14, 2008 (the “Plan”), for future stock option grants or other equity-based awards under the Plan. Pursuant to the terms of the surrender and cancellation agreements, such individuals agreed that while they will continue to be eligible to receive future stock option or other equity-based awards to be made by the Company under the Plan, they will receive no consideration for the surrender of the stock options and the Company cannot agree to make any future stock option or other equity-based awards to such individuals. Each stock option that was surrendered and cancelled by such individuals had an exercise price in excess of $10.74 per share. The aggregate number of stock options surrendered and cancelled by individuals that are executive officers are as follows: Charles T. Goodson (Chairman of the Board, Chief Executive Officer and President) – 253,263 stock options; W. Todd Zehnder (Chief Operating Officer) – 66,690 stock options; J. Bond Clement (Executive Vice President, Chief Financial Officer and Treasurer) – 24,981 stock options; Arthur M. Mixon, III (Executive Vice President — Operations and Production) – 149,386 stock options; Daniel G. Fournerat (Executive Vice President, General Counsel, Chief Administrative Officer and Secretary) – 141,620 stock options; Mark K. Stover (Executive Vice President — Exploration and Development) – 127,947 stock options; Stephen H. Green (Senior Vice President — Exploration) – 72,090 stock options; and Dalton F. Smith, III (Senior Vice President — Business Development) – 62,559 stock options. In addition, each of the Company’s directors surrendered and cancelled 60,000 stock options.

A copy of the form of surrender and cancellation agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The forgoing description of the surrender and cancellation agreement and the transactions contemplated therein does not purport to be complete and is qualified in its entirety by reference to such document.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits:

10.1	. Form of Surrender and Cancellation Agreement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PETROQUEST ENERGY, INC.

Date: September 16, 2010

By: /s/ Daniel G. Fournerat
Daniel G. Fournerat
Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

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